SCHEDULE 14C INFORMATION


             Information Statement Pursuant to Section 14(c) of the
                        Securities Exchange Act of 1934
                                  -------------

            We Are Not Asking You for a Proxy and You are Requested
               Not To Send Us a Proxy Check the appropriate box:

[X] Preliminary Information Statement

[X] Confidential, for Use of the Commission Only (as permitted by Rule
    14c-5(d)(2))
    ------------

[ ] Definitive Information Statement


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                           CAPITAL DEVELOPMENT GROUP

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Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.



1) Title of each class of securities to which transaction applies:
                            Common, $.0001 par value

2) Aggregate number of securities to which transaction applies:
                                15,005,000 shares
                                -----------------

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): NA

4) Proposed maximum aggregate value of transaction:  NA

5) Total fee paid:  NA
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                         CAPITAL DEVELOPMENT GROUP, INC.
                                  -------------

                        NOTICE OF MEETING OF SHAREHOLDERS

                            To Be Held March 28, 2002

         A Special Meeting of the Shareholders of Capital Development Group, Inc. (the "Company") will be held on March 28, 2002 at 2:00 p.m., local time, at the Office of Capital Development Group, Inc. at 4333 Orange Street, Suite 3600, Riverside, CA 92501, for the following purposes:


         A. To vote on the recommendation by the Company's Board of Directors that each sixteen (16) issued and outstanding common shares, $.0001 par value be exchanged for one (1) common share, $.0001 par value stock of the company; and


         B. To vote on the recommendation by the Company's Board of Directors that the shareholders be issued post split, nine hundred thirty seven thousand eight hundred thirteen (937,813), one preferred share for each outstanding common share to shareholders of record as of March 28, 2002. The certificate of designations regarding these shares provides that each share of convertible preferred shall be converted, at the option of the holder, into one share of a CAPITAL common share. The conversion rights become effective on April 1, 2002.

         C. To vote on the recommendations by the Company's Board of Directors that the shareholders ratify and approve the Agreement and Plan of Share Exchange (Share Exchange) between Capital Development Group, Inc. and G Society, Inc.

         The Board of Directors has fixed the close of business on December 31, 2001 as the record date for determining shareholders entitled to notice of and to vote at the Special Meeting or any adjournment thereof. Only shareholders of record of the Company's Common Stock at the close of business December 31, 2001 are entitled to notice of and to vote at the Special Meeting and any adjournment thereof.

         The number of shares of Common Stock outstanding and entitled to vote at the Special Shareholders' Meeting is 15,005,000. The Company is not asking for a Proxy from any shareholder.

         The enclosed Notice of Meeting provides you with detailed information about the meeting. In addition, you may obtain information about Capital Development Group from documents filed by Capital Development Group with the Securities Exchange Commission, copies of which are available by contacting Capital Development Group. We encourage you to read this entire document carefully.
                                            By Order of the Board of Directors:

                                                              Michael P. Vahl
                                                              ------------------
                                                              Chairman
                                                              March 7, 2002

Item 1.  Information Required by Items of Schedule 14C.
         ----------------------------------------------

         Item 1.  Date, Time and Place Information.
                  --------------------------------

         A Special Meeting of the Shareholders of Capital Development Group, Inc. (the "Company") will be held on March 28, 2002 at 2:00 p.m., local time, at the Office of Capital Development Group, Inc. at 4333 Orange Street, Suite 3600, Riverside, CA 92501, for the following purposes:

         A. To vote on the recommendation by the Company's Board of Directors that each sixteen (16) issued and outstanding common shares, $.0001 par value be exchanged for one (1) common share, $.0001 par value stock of the company; and

         B. To vote on the recommendation by the Company's Board of Directors that the shareholders be issued post split, nine hundred thirty seven thousand eight hundred thirteen (937,813), one preferred share for each outstanding common share to shareholders of record as of March 28, 2002. The certificate of designations regarding these shares provides that each share of convertible preferred shall be converted, at the option of the holder, into one share of a CAPITAL common share. The conversion rights become effective on April 1, 2002.

         C. To vote on the recommendations by the Company's Board of Directors that the shareholders ratify and approve the Agreement and Plan of Share Exchange between Capital Development Group, Inc. and G Society, Inc.


         The Board of Directors has fixed the close of business on December 31, 2001 as the record date for determining shareholders entitled to notice of and to vote at the Special Meeting or any adjournment thereof. Only shareholders of record of the Company's Common Stock at the close of business December 31, 2001 are entitled to notice of and to vote at the Special Meeting and any adjournment thereof.

         The number of shares of Common Stock outstanding and entitled to vote at the Special Shareholders' Meeting is 15,005,000. The Company is not asking for a Proxy from any shareholder.

         Item 2. Revocability of Proxy. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. The Company is not asking for a Proxy from any shareholder. The Board has determined that shareholders holding a majority of the shares entitled to vote will cast ballots in favor of the Boards recommendations. The Special Meeting to be held on March 28, 2002 is called pursuant to the Oregon Revised Statutes, which requires notice of the proposed actions, and the holding of a shareholders' meeting.

         Item 3. Dissenters' Rights of Appraisal. In accordance with the Oregon Revised Statutes, shareholders may have "Dissenters' Rights of Appraisal" regarding the Company's Agreement and Plan of Share Exchange with G Society, Inc. If a shareholder elects to dissent, subject to the requirements of the Oregon Revised Statutes, the shareholder may obtain payment of the fair value of the shareholder's shares. The Company will provide each shareholder with the statutory notice within the prescribed time. The Notice of Dissenter's Rights will include detailed instructions on how a shareholder may exercise dissenters' rights, the method of payment, and any relevant time periods which a shareholder must satisfy in order to exercise dissenters' rights.

         Item 4. Persons Making the Solicitation. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. No person, including any members of the Board of Directors, are requesting that you send a Proxy.

         Item 6.  Voting Securities and Principal Holders Thereof.

              (a) The total shares outstanding and entitled to vote at the Shareholders' Meeting, to be held on March 28, 2002 is 15,005,000; there is only one class of share, which is entitled to vote.

              (b) Only shareholders of record as of December 31, 2001 will be entitled to vote on matters submitted at the Special Meeting to be held on March 28, 2002.

         Item 12.  Modification or Exchange of Securities.
                -----------------------------------------

              (a) The Registrant presently has 15,005,000 common shares and outstanding, which constitute the only class of security issued. After the reverse split becomes effective, subject only to additions for fractional share issuances (the registrant has elected to issue one share in lieu of a fractional share), there will be 937,813 common shares outstanding. The relative percentage interest of a shareholder will not change as a result of the reverse split.

              (b) There will be no material difference between the pre split shares held by shareholders and post split shares received by shareholders.

              (c) The split will convert each 16 shares of the Company's common stock into 1 share of the Company's common stock.. Fractional shares resulting from the reverse split will be rounded up to the nearest whole number. The company will then issue 1 new share for each outstanding share to each outstanding shareholder. Except for the extremely nominal ownership changes resulting from the rounding of shares, the reverse split will not, standing alone, have any impact on the ownership or control of the Company. However, as described, Agreement and Plan of Share Exchange will result in the issuance of a substantial number of shares of common stock of the registrant to G-Society, Inc. in connection with its acquisition. The issuance of such shares will result in a change in control of the Company that will significantly dilute the ownership and control of the Company's existing shareholders. The Company has not declared any dividends on the shares of common stock subject to the reverse split, nor are there any other amounts due to shareholders on account of such shares.

         Item 14. Mergers, Consolidations, Acquisitions and Similar Matters. The registrant `s Board of Directors has determined that it will be in the best interest of the Company to enter into a Share Exchange Agreement with G-Society, Inc. The Board of Directors has determined that shareholders, holding a majority of the shares necessary to approve the recommended action, will vote their shares in favor of the Share Exchange with G-Society, Inc. Therefore, The Board Is Not Asking You for a Proxy and You are Requested Not To Send Us a Proxy. The share exchange will result in a dilution of the present shareholders' holdings in the Company.

         Item 19. Amendment of Charter, By-Laws or other Documents. The Articles of Incorporation of the Company will be amended to reflect a one (1) for sixteen
(16) reverse split of the common shares of the Company

         Item 21. Voting Procedures. The actions taken by the Corporation require a vote of a majority of the shareholders. The Board of Directors has determined that shareholders holding a majority of the shares necessary to approve the recommended action will vote their shares in favor of the Share Exchange with G-Society, Inc. Therefore, THE BOARD IS NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. The Board has a sufficient number of shares committed to vote in favor of all proposals to be submitted at the Special Meeting of the Shareholders on March 28, 2002.


Item 2.  Statement That Proxies Are Not Solicited.
         -----------------------------------------

THE BOARD IS NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Item 3.  Interest of Certain Persons in or Opposition to Matters to Be Acted
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         Upon.
         ----

NONE

Item 4.  Proposals by Security Holders
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NONE

Item 4.  Delivery of Documents to Security Holders Sharing an Address
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NA







SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               CAPITAL DEVELOPMENT GROUP
Date   March 7, 2002

                                               By: /s/ MICHAEL P. VAHl
                                               -----------------------------
                                               Michael P. Vahl, Chairman